Loans Receivable	6 Months Ended
Jun. 30, 2025
Loans Receivable
Loans Receivable

Note 6 – Loans Receivable

Loans receivable comprised the following:

	At June 30,	At December 31,
	2025	2024
G Mining Ventures Term Loan	$76.1	$75.9
EMX Term Loan	24.2	34.1
Loans receivable	$100.3	$110.0
Current	$17.8	$5.9
Non-Current	82.5	104.1
Loans receivable	$100.3	$110.0

(a)	G Mining Ventures Term Loan

The G Mining Ventures Term Loan is a 6-year senior secured term loan, which bears interest at a rate of 3-Month SOFR +5.75% per annum, reducing to 3-Month SOFR +4.75% after completion tests have been achieved at the Tocantinzinho project. Repayment of principal, accrued interest, and accrued fees will begin in December 2025 with equal quarterly repayments followed by a final 25% repayment upon maturity in June 2028.

(b)	EMX Term Loan

The EMX Term Loan is a senior secured term loan which matures on July 1, 2029. Interest is payable monthly at a rate equal to the 3-Month SOFR plus an applicable margin between 3.0% and 4.25% depending on EMX’s net debt to adjusted EBITDA ratio. During each year, EMX may prepay $10.0 million of the principal amount outstanding without penalty, on a cumulative basis.

On April 15, 2025, EMX made a $10.0 million principal prepayment on the EMX Term Loan.

(c)	Discovery Term Loan

The Discovery Term Loan is a $100.0 million, 7-year term loan with an availability period of 2 years from closing. The loan will bear interest at a rate of 3-Month SOFR +4.50% per annum. Amortization will begin after year 5 at 5% per quarter, with no restrictions on prepayment.

The loan provides for an upfront fee equal to 2% on any principal drawn, a standby fee of 100 basis points per annum on undrawn funds, and the issuance by Discovery of 3,900,000 common share purchase warrants with an exercise price of C$0.95 per common share and an expiry date of April 15, 2028.

No amounts were advanced under the Discovery Term Loan as at June 30, 2025.